Income Tax	12 Months Ended
Dec. 31, 2024
Income Tax [Abstract]
INCOME TAX
9.	INCOME TAX

The applicable corporate income tax rates for Hong Kong, Singapore, Taiwan and Malaysia subsidiaries are 16.5%, 17%, 20% and 24%, respectively, and the applicable corporate income tax rates for Philippines are 20% or 25% depending on the net taxable income and the total assets of the respective entities, for the years ended December 31, 2024, 2023 and 2022. Tax on losses have been calculated at the rates of tax prevailing in the countries/jurisdictions in which the Group operates.

	2024	2023	2022
	US$	US$	US$
Current
Charge for the year	112,323	64,343	28,516
Deferred (note 23)	(3,395)	(1,360)	(280,295)

Income tax expense/(credit) for the year	108,928	62,983	(251,779)

A reconciliation of the tax expense/(credit) applicable to loss before tax at the statutory tax rate for the countries/jurisdictions in which the Group’s operations are domiciled to the tax expense/(credit) at the Group’s effective tax rate is as follows:

	2024	2023	2022
	US$	US$	US$

Loss before tax	(37,678,411)	(172,537,530)	(49,693,594)
Tax credit at the domestic rates applicable to losses in the countries/jurisdictions where the Group operates	(6,345,825)	(3,809,856)	(7,164,497)
Income not subject to tax	(471,515)	(180,380)	(134,867)
Expenses not deductible for tax	881,506	636,813	4,606,490
Tax losses and deductible temporary differences not recognized	5,955,248	3,645,841	2,448,213
Tax losses and deductible temporary differences utilized from previous periods	(12,983)	(282,239)	(4,352)
Others	102,497	52,804	(2,766)

Income tax expense/(credit) at the Group’s effective tax rate	108,928	62,983	(251,779)

At the end of the reporting period, the Group had unused tax losses of US$73,469,156 (2023: US$62,470,655; 2022: US$58,224,610), subject to the agreement by the relevant tax authorities, that are available for offsetting against future taxable profits of the entities in which the losses arose, of which, an aggregate amount of US$42,594,044 (2023: US$32,753,721; 2022: US$26,692,435) are available indefinitely and the remaining will expire between one to ten years. The Group had deductible temporary differences of US$27,161,665 (2023: US$18,659,174 ; 2022: US$9,811,082) at the end of the reporting period. Deferred tax assets have not been recognized in respect of these losses and deductible temporary differences as they have mainly arisen in entities that have been loss-making and, in the opinion of management, it is currently not considered probable that taxable profits will be available against which the tax losses can be utilized.

At the end of the reporting period, no deferred tax has been recognized for withholding taxes of the Group’s subsidiaries established in certain jurisdictions with relevant tax laws and regulations. In the opinion of the management, it is not probable that these subsidiaries will distribute such earnings in the foreseeable future. The aggregate amount of taxable temporary differences associated with investments in subsidiaries in these jurisdictions amounted to US$45,913 (2023: US$363,858; 2022: US$379,325), for which deferred tax liabilities of US$6,887 (2023: US$2,292; 2022: US$5,316) have not been recognized at December 31, 2024.

Pillar Two legislation has been enacted or substantively enacted in certain jurisdictions in which the Group operates. However, this legislation does not apply to the Group as its consolidated revenue is lower than Euro 750 million.